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                                    Exhibit 3

                Specimen Certificate: Common Voting Equity Stock

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                                NetBanx.com Corp.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                              CUSIP NO 64108K 10 2

                                PAR VALUE: $0.001



Number                                                                    Shares

COMMON VOTING STOCK                                          COMMON VOTING STOCK

AUTHORIZED: 100,000,000 SHARES                     FULLY PAID AND NON-ASSESSABLE


THIS CERTIFIES THAT ____________________________________________________________

IS THE REGISTERED HOLDER OF ____________________________________________________

SHARES OF THE COMMON STOCK of NetBanx.com Corp., a Nevada Corporation, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. Witness the facsimile Seal of the Corporation and the facsimile Signatures of its duly authorized officers.



                                                                Not Valid Unless
                                                     Initialed by Transfer Agent
                                                 By           Authorized Initial
                                                    MADISON STOCK TRANSFER, INC.
                                                                    P.O. BOX 145
                                                               BROOKLYN NY 11229



J. Dan Sifford Jr.                                                J. Dan Sifford
President                                                              Secretary

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                                NetBanx.com Corp.
                                 Corporate Seal
                                     Nevada
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